FPA Crescent Fund

Institutional Class Ticker: FPACX
Supra Institutional Class Ticker: FPCSX

FPA Flexible Fixed Income Fund

Institutional Class Ticker: FPFIX
Advisor Class Ticker: FFIAX

FPA New Income Fund

Ticker: FPNIX

FPA Queens Road Small Cap Value Fund

Institutional Class Ticker: QRSIX
Investor Class Ticker: QRSVX
Advisor Class Ticker: QRSAX

FPA Queens Road Value Fund

Ticker: QRVLX

Each a series of FPA Funds Trust (the "Trust")

Supplement dated January 10, 2024 to each currently effective
Prospectus and Statement of Additional Information ("SAI").

The Board of Trustees of the Trust has approved the change of the name of the Trust from "FPA Funds Trust" to "Investment Managers Series Trust III". All references to FPA Funds Trust in each Prospectus and Statement of Additional Information are hereby replaced with Investment Managers Series Trust III. The name of each series of the Trust remains the same.

Please file this Supplement with your records.